UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 30, 2019 (September 27, 2019)

On Track Innovations Ltd.

(Exact Name of Registrant as Specified in Its Charter)

Israel

(State or Other Jurisdiction of Incorporation)

000-49877	N/A
(Commission File Number)	(IRS Employer Identification No.)

Z.H.R. Industrial Zone, P.O. Box 32, Rosh-Pina, Israel	12000
(Address of Principal Executive Offices)	(Zip Code)

011 972 4 6868000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value NIS 0.10 per share	OTIV	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On September 27, 2019, On Track Innovations Ltd. (the “Company”) held an extraordinary meeting of its shareholders (the “Meeting”). The final results of the shareholders voting at the Meeting are set forth below. Shareholders voted on the following proposals:

Proposal No. 1 — Approval of Amendments to the Company’s Articles of Association and Memorandum of Association to Effect a Reverse Share Split.

The reverse share split proposal was not approved as the proposal did not receive the affirmative vote of the holders of 75% of the ordinary shares of the Company (the “Ordinary Shares”) voting on the matter at the Meeting. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
12,580,113	12,499,299	154,729	-

Proposal No. 2 — Approval of Amendments to the Company’s Articles of Association and Memorandum of Association to Increase the Company’s Authorized Share Capital.

The proposal to increase the Company’s authorized share capital was not approved as the proposal did not receive the affirmative vote of the holders of 75% of the Ordinary Shares voting on the matter at the Meeting. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
12,298,189	12,771,998	163,954	-

Proposal No. 3 — Approval of Amendments to the Amended and Restated Compensation Policy of the Company.

The proposal to amend the Amended and Restated Compensation Policy of the Company was not approved as the proposal did not receive the requisite majority required under the Israeli Companies Law. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
4,109,703	6,901,402	393,805	13,829,231

Proposal No. 4 — Approval of the Payment of a Lump Sum Bonus to Mr. Assaf Cohen for His Services as the Company's Interim Chief Executive Officer.

The proposal of a lump sum payment to Mr. Assaf Cohen, for his services as the Company's Interim Chief Executive Officer was approved by the Company’s shareholders by the requisite majority required under the Israeli Companies Law. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
8,397,251	2,805,223	202,436	13,829,231

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

On Track Innovations Ltd.

Date: September 30, 2019	By:	/s/ Assaf Cohen
	Name:	Assaf Cohen
	Title:	Interim Chief Executive Officer and Chief Financial Officer

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